Exhibit 10.7

SECURITY AGREEMENT SUPPLEMENT

April 30, 2012

To:	Bank of America, N.A., as Agent

Ladies and Gentlemen:

Reference is made to (i) the Amended and Restated Credit Agreement, dated as of October 14, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among United Rentals, Inc., a Delaware corporation (“Holdings”), United Rentals (North America), Inc., a Delaware corporation (the “Company”), the other U.S. Subsidiary Borrowers named therein (together with the Company, the “U.S. Borrowers”), United Rentals of Canada, Inc., a corporation amalgamated under the laws of the Province of Ontario (the “Canadian Borrower”), United Rentals Financing Limited Partnership (the “Specified Loan Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Agent and (ii) the Amended and Restated Canadian Security Agreement dated as of October 14, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favour of the Agent for the benefit of the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

SECTION 1. Grant of Lien. As security for the due and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise), as the case may be, by the undersigned of their respective Obligations, each of the undersigned hereby grants, to the Agent, its successors and assigns, for the ratable benefit of the applicable Secured Parties, a security interest (the “Security Interest”) in and continuing lien upon and right of set-off against, all personal property, assets and undertakings of such undersigned, including, without limitation, all of such undersigned’s right, title and interest in or to any and all of the following properties and assets of such undersigned and powers and rights of such undersigned in all of the following (including the power to transfer rights in the following), whether now owned or existing or at any time hereafter acquired or arising, regardless of where located (collectively, the “Collateral”):

(i) all Accounts, including all debts, book debts, accounts, claims, demands, moneys and choses in action whatsoever including, without limitation, claims against the Crown and claims under insurance policies, which are now owned by or are due, owing or accruing due to the undersigned or which may hereafter be owned by or become due, owing or accruing due to the undersigned together with all contracts, investment property, bills, notes, lien notes, judgments, chattel mortgages, mortgages and all other rights, benefits and documents now or hereafter taken, vested in or held by the undersigned in respect of or as security for the same and the full benefit and advantage thereof, and all rights of action or claims which such undersigned now has or may at any time hereafter have against any Person in respect thereof;

(ii) all Inventory, including, without limitation, all Rental Equipment, goods, merchandise, raw materials, goods in process, finished goods, packaging and packing material and other tangible personal property now or hereafter held for sale, lease, rental or resale or that are to be furnished or have been furnished under a contract of service or that are to be used or consumed in the business of such undersigned;

(iii) all leases of Goods (whether or not in the form of a lease agreement), including all Leases;

(iv) all documentation evidencing rights in any Inventory or Equipment, including all certificates, Certificates of Title, Manufacturer’s Statements of Origin, and other Collateral Instruments (as such terms are defined in the UCC);

(v) all contract rights, including contract rights in respect of any Like-Kind Exchange;

(vi) all Chattel Paper;

(vii) all Documents;

(viii) all Instruments;

(ix) all Supporting Obligations and Letter-of-Credit Rights (as such terms are defined in the UCC);

(x) all General Intangibles including Payment Intangibles (as such term is defined in the UCC) and Software;

(xi) all Goods (excluding “Consumer Goods” as such term is defined in the PPSA);

(xii) all Equipment;

(xiii) all Investment Property;

(xiv) all money, cash, cash equivalents, securities and other property of any kind of such undersigned held directly or indirectly by the Agent, any Lender or any of their Affiliates;

(xv) all of such undersigned’s Material Accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such undersigned maintains deposits, including all Payment Accounts;

(xvi) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property;

(xvii) the uncalled capital, money, rights, bills of exchange, negotiable and non negotiable instruments, judgments and securities not otherwise described in the foregoing; and

(xviii) all accessions to, substitutions for and replacements, products and proceeds derived directly or indirectly of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing;

provided, however, the “Collateral” shall not include any asset or rights or interests of such undersigned as described in the proviso to Section 1(a) of the Security Agreement.

(b) All of the Obligations of each respective undersigned shall be secured by all of the Collateral of such undersigned and any other property of any such undersigned that secures any of the Obligations.

SECTION 2. Representations and Warranties. (a) Each of the undersigned represents and warrants to the Agent and the other Secured Parties that as of the date hereof: (i) Schedule I hereto identifies (A) such undersigned name as of the date hereof as it appears in official filings in the state, province or other jurisdiction of its incorporation or other organization, (B) the type of entity of such undersigned (including corporation, partnership, limited partnership or limited liability company), (C) the organizational identification number issued by such undersigned’s state, province or territory of incorporation or organization or a statement that no such number has been issued, and (D) the jurisdiction in which such undersigned is incorporated or organized; and (ii) such undersigned has only one state, province or territory of incorporation or organization.

(b) Each of the undersigned hereby makes each other representation and warranty set forth in the Security Agreement with respect to itself and the Collateral owned by it. Each of the undersigned hereby represents and warrants to the Agent and the other Secured Parties that the attached Schedule II contains all information with respect to itself and the Collateral owned by it that is required to be set forth in Schedule II to the Security Agreement with respect to the Grantors and their Collateral.

(c) Each of the undersigned hereby makes each representation and warranty set forth in the Credit Agreement that is made with respect to any Canadian Obligor.

SECTION 3. Obligations Under the Security Agreement. Each of the undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. Each of the undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned, that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be, and that each reference in the Security Agreement to a Schedule shall also mean and be a reference to the schedules attached hereto.

SECTION 4. Obligations under the Credit Agreement. Each of the undersigned hereby agrees, as of the date first above written, to be bound as an Obligor, Canadian Obligor, Guarantor and Canadian Guarantor by all of the terms and provisions of the Credit Agreement to the same extent as though such undersigned were a party to the Credit Agreement in each such capacity from and after the date hereof. Each of the undersigned further agrees, as of the date first above written, that each reference in the Credit Agreement to an “Obligor” or a “Canadian Obligor” or a “Guarantor” or “Canadian Guarantor” shall also mean and be a reference to the undersigned.

SECTION 5. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

SECTION 6. Removal of Immaterial Subsidiary Designation. As of the date hereof, Holdings has removed the designation of each of the undersigned as Immaterial Subsidiaries under the Credit Agreement. Accordingly, in connection therewith and concurrently with the effectiveness of this Security Agreement Supplement, as of the date hereof, the undersigned acknowledge that Section 23 of the Security Agreement shall be of no further force and effect.

(signature pages follow)

Very truly yours, INFOMANAGER, INC.

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS REALTY, LLC, BY UNITED RENTALS (NORTH AMERICA), INC., ITS MANAGING MEMBER

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Senior Vice President and Treasurer

WYNNE SYSTEMS, INC.

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

[Signature Page to Canadian Security Agreement Supplement]

SCHEDULE I

to

AGREEMENT

JURISDICTIONS OF ORGANIZATION

Grantor	State/Province of Organization	Type of Entity	Organizational I.D.
InfoManager, Inc.	Texas	Corporation	154647800
United Rentals Realty, LLC	Delaware	Limited Liability Company	4598063
Wynne Systems, Inc.	California	Corporation	1819012

SCHEDULE II

to

AGREEMENT

PATENTS, TRADEMARKS AND COPYRIGHTS

Patents:

None.

Trademarks:

Trademark Name	Application Number	Registration Number	Country Name	File Date	Registration Date	Record Owner
IM INFOMANAGER	6786495	6786495	European Community	27-Mar-2008	15-Jan-2009	INFOMANAGER, INC.

INFOMANAGER	1643702	1643702	India	21-Jan-2008	21-Jan-2008	INFOMANAGER, INC.

INFOMANAGER	200800786	245105	Norway	21-Jan-2008	31-Mar-2008	INFOMANAGER, INC.

INFOMANAGER (& design)	682 599	TMA411,158	Canada	24-May-1991	16-Apr-1993	INFOMANAGER, INC.

INFOMANAGER (& design)	VA 003313 1994	VR 005308 1994	Denmark	06-May-1994	05-Aug-1994	INFOMANAGER OY

INFOMANAGER (& design)	00 3040705	00 3040705	France	13-Jul-2000	13-Jul-2000	INFOMANAGER OY

INFOMANAGER	J 30946	2089319	Germany	27-May-1994	10-Jan-1995	INFOMANAGER OY
(& design)

Trademark Name	Application Number	Registration Number	Country Name	File Date	Registration Date	Record Owner
INFOMANAGER (AND DESIGN)	826701	553969	Benelux	20-May-1994	20-May-1994	INFOMANAGER OY

INFOMANAGER (AND DESIGN)	74/199,553	1,765,625	United States of America	30-Aug-1991	20-Apr-1993	INFOMANAGER, INC.

INFOMANAGER (STANDARD CHARACTERS)	77/369,492	3574939	United States of America	11-Jan-2008	17-Feb-2009	INFOMANAGER, INC.

RENTALMAN	1218322	1218322	Australia	09-Jan-2008	09-Jan-2008	WYNNE SYSTEMS, INC.

RENTALMAN	1378517	TMA733,469	Canada	09-Jan-2008	28-Jan-2009	WYNNE SYSTEMS, INC.

RENTALMAN	6734289	6734289	European Community	07-Mar-2008	06-Feb-2009	WYNNE SYSTEMS, INC.

RENTALMAN	1643710	1643710	India	21-Jan-2008	21-Jan-2008	WYNNE SYSTEMS, INC.

RENTALMAN	910017	N/A	Mexico	28-Jan-2010	N/A	WYNNE SYSTEMS, INC.

RENTALMAN	908405	1029375	Mexico	21-Jan-2008	07-Mar-2008	WYNNE SYSTEMS, INC.

RENTALMAN (STANDARD CHARACTERS)	77/314,490	3487698	United States of America	26-Oct-2007	19-Aug-2008	WYNNE SYSTEMS, INC.

RENTALMAN (STANDARD CHARACTERS)	77/369,485	3480491	United States of America	11-Jan-2008	05-Aug-2008	WYNNE SYSTEMS, INC.

Trademark Name	Application Number	Registration Number	Country Name	File Date	Registration Date	Record Owner
IM DESIGN	1,294,767	1,294,767	Australia	17-Apr-2009	17-Apr-2009	WYNNE SYSTEMS, INC.

AXIOM	85/231,517	N/A	United States of America	01-Feb-2011	N/A	WYNNE SYSTEMS, INC.

Copyrights:

Copyright	Registration Number/ Date	Date of Publication	Description	Owner
Wynne Systems rentalman: release 5.0.	TX0004894111 / 1998-08-13	6/1/1997	CD-ROM + computer program	Wynne Systems, Inc.

Wynne Systems rentalman: release 10	TX 7-024-376 / 2009-06-23	2/6/2007	Computer program	Wynne Systems, Inc.